Exhibit 99.1

                            AMENDMENT TO REGISTRATION AGREEMENT

                 THIS AMENDMENT AGREEMENT (this "Amendment") is entered into as of November 22, 1996 to the Registration Agreement, dated as of August 23, 1996 (the "Registration Agreement") by and among Nextel Communications, Inc., a Delaware corporation ("Nextel"), Grupo Comunicaciones San Luis. S.A. de C.V., a Mexican corporation ("Grupo") and each of the persons listed in Schedule 1 (the "Sellers").

                  For good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties agree as follows:

                  1. Definitions. Capitalized terms that are used but not otherwise defined have the meanings given to such terms in the Registration Agreement.

                  2.       Amendment  to definition of "Registration  Period".
Section 2.3(a)(i) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

              "(i) subject to Section  2.3(b) below, keep the Registration
                   Statement, effective for the lesser of (A)(1) in respect of the First Tranche of Registrable Securities, a period of 60 days after the First Seller Share Exchange or (2) in respect of the Second Tranche of Registrable Securities, a period of 30 days after the Second Seller Share Exchange (plus in the case of each of (1) and (2) any number of days that the holders of Registrable Securities are unable to use a prospectus pursuant to Section 2.3(b) below except if such inability arises from a change in the proposed plan of distribution by holders of Registrable Securities as contemplated by Section 2.5, it being understood that this Amendment does not constitute such a change in the proposed plan of distribution) or (B) a period until each such holder shall have completed the distributin described in the Registration Statement (the lesser of (A) and (B) being herein referred to as the "Registration Period") (it being understood that if Nextel uses the same Registration Statement for purposes of Section 2.1(b) as used in Section 2.1(a), the periods referred to above shall with respect to the Second Tranche of Registrable Securities refer to periods after the Second Seller Share Exchange);".

                   3.   Miscellaneous.

                   (a) Law Governing. This Amendment shall be construed and enforced in accordance with and shall be governed by the laws of the State of New York applicable to contracts executed in and to be fully performed in that state.

                   (b) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one Agreement.


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                  (c) Headings. The headings in this Amendment are for purposes of  reference only and shall not be considered in construing this Amendment.





































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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                           NEXTEL COMMUNICATIONS, INC.


                           By:/s/Thomas J. Sidman
                              Name: Thomas J. Sidman
                              Title: Vice President

                           GRUPO COMUNICACIONES SAN LUIS, S.A. de C.V.


                           By:/s/Miguel Fernando Valladares Garcia
                              Name: Miguel Fernando Valladares Garcia
                              Title:


                            /s/Miguel Fernando Valladares Garcia
                            Miguel Fernando Valladares Garcia


                            /s/Carlos Guerrero Gonzales
                            Carlos Guerrero Gonzalez

                            /s/Rosa Maria Garcia de Valladares
                            Rosa Maria Garcia de Valladares

                            /s/Rosa Maria Valladares Garcia
                            Rosa Maria Valladares Garcia

                            /s/Juan Carlos Valladares Garcia
                            Juan Carlos Valladares Garcia

                            /s/Josefina Valladares de Muriel
                            Josefina Valladares de Muriel

                            /s/Rosario Valladares de Gavino
                            Rosario Valladares de Gavino

                            /s/Pablo Valladares Garcia
                            Pablo Valladares Garcia

                            /s/Benigno Perez Lizaur
                            Benigno Perez Lizaur

                            /s/Mauricio Meade Laing
                            Mauricio Meade Laing




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                                    SCHEDULE 1
                                   (the Sellers)



                          Miguel Fernando Valladares Garcia
                              Carlos Guerrero Gonzalez
                           Rosa Maria Garcia de Valladares
                            Rosa Maria Valladares Garcia
                            Juan Carlos Valladares Garcia
                            Josefina Valladares de Muriel
                            Rosario Valladares de Gavino
                               Pablo Valladares Garcia
                                Benigno Perez Lizaur
                                Mauricio Meade Laing















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